SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement

[   ]   Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
[ X ]     Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                        MONEY MARKET OBLIGATIONS TRUST II

                (Name of Registrant as Specified In Its Charter)

                               FEDERATED INVESTORS

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

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           pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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                                 MONEY MARKET OBLIGATIONS TRUST II

PROXY STATEMENT - PLEASE VOTE!

     TIME IS OF THE ESSENCE ...VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE TRUST AVOID ADDITIONAL EXPENSE.

Money Market Obligations Trust II (the "Trust") will hold a special meeting of shareholders of Municipal Obligations Fund, Prime Cash Obligations Fund and Prime Value Obligations Fund (collectively, the "Funds") on September 23, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.

Following is an introduction to the proposals and the process.

WHY AM I BEING ASKED TO VOTE?

     Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

   WHAT ISSUES AM I BEING ASKED TO VOTE ON?

The proposals include the election of Trustees and the proposed reorganizations of the Funds into newly created portfolios of Money Market Obligations Trust ("MMOT").

WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD OF TRUSTEES?

The Trust is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Trust's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Trust's powers, except those reserved only for shareholders.

Trustees are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.

The Proxy Statement includes a brief description of each nominee's history and current position with the Trust, if applicable.

    WHY ARE THE REORGANIZATIONS BEING PROPOSED?

The Board of Trustees and the Funds' investment adviser believe that the management structure of the Funds can be simplified by reorganizing the Funds as portfolios of MMOT, another money market mutual fund. After the Reorganizations, the original Trust will be dissolved. MMOT offers a variety of portfolios investing in money market securities, each with its own investment objective.

HOW WILL THE REORGANIZATIONS AFFECT MY INVESTMENT?

o    The shares you own and the value of your investment will not change.

o    The three Reorganizations will each be a tax-free event.

o There will not be any sales loads, commissions, or transaction charges with the Reorganizations.

o    The investment objectives will remain the same.

o There will be no increases in the fees payable to the Funds' investment adviser because of the Reorganizations.

HOW DO I VOTE MY SHARES?

   You may vote in person at the special meeting of shareholders or complete and return the enclosed Proxy Card. IF YOU SIGN AND RETURN THE PROXY CARD WITHOUT INDICATING A PREFERENCE, YOUR VOTE WILL BE CAST "FOR" ALL THE PROPOSALS.

You may also vote by telephone at 1-800-690-6903, or through the Internet at WWW.PROXYVOTE.COM. If you choose to help save the Trust time and postage costs by voting through the Internet or by telephone, please don't return your Proxy Card. If you do not respond at all, we may contact you by telephone to request that you cast your vote.

WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

     Call  your   Investment   Professional   or  a  Federated   Client  Service
Representative. Federated's toll-free number is 1-800-341-7400.

   After careful consideration, the Board of Trustees has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.


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                                   DEFINITIVE

                        MONEY MARKET OBLIGATIONS TRUST II

                           MUNICIPAL OBLIGATIONS FUND

                           PRIME CASH OBLIGATIONS FUND

                          PRIME VALUE OBLIGATIONS FUND

                     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD SEPTEMBER 23, 1999

                  A Special Meeting of the shareholders of Money Market Obligations Trust II (the "Trust"), which consists of three portfolios or series, Municipal Obligations Fund (the "Municipal Fund"), Prime Cash Obligations Fund (the "Prime Cash Fund") and Prime Value Obligations Fund (the "Prime Value Fund") (individually, a "Fund" and collectively, the "Funds"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on September 23, 1999 to consider proposals:

                 (1)  To elect five Trustees.

                     (2) To approve a proposed Agreement and Plan of
                      Reorganization between the Trust, on behalf of its portfolio, the Municipal Fund, and Money Market Obligations Trust, on behalf of its series, Municipal Obligations Fund (the "New Municipal Fund"), whereby the New Municipal Fund would acquire all of the assets of the Municipal Fund in exchange for shares of the New Municipal Fund to be distributed PRO RATA by the Municipal Fund to its shareholders in complete liquidation and termination of the Municipal Fund (Municipal Fund ONLY).

                 (3) To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its portfolio, the Prime Cash Fund, and Money Market Obligations Trust, on behalf of its series, Prime Cash Obligations Fund (the "New Prime Cash Fund"), whereby the New Prime Cash Fund would acquire all of the assets of the Prime Cash Fund in exchange for shares of the New Prime Cash Fund to be distributed PRO RATA by the Prime Cash Fund to its shareholders in complete liquidation and termination of the Prime Cash Fund (Prime Cash Fund ONLY).

                 (4) To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its portfolio, the Prime Value Fund, and Money Market Obligations Trust, on behalf of its series, Prime Value Obligations Fund (the "New Prime Value Fund"), whereby the New Prime Value Fund would acquire all of the assets of the Prime Value Fund in exchange for shares of the New Prime Value Fund to be distributed PRO RATA by the Prime Value Fund to its shareholders in complete liquidation and termination of the Prime Value Fund (Prime Value Fund ONLY).

                      To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees has fixed July 26, 1999 as the record date for determination of shareholders entitled to vote at the meeting.

                                              By Order of the Board of Trustees,

                                                               John W. McGonigle
                                                                       Secretary

August 10, 1999

   YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


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                                TABLE OF CONTENTS

ABOUT THE PROXY SOLICITATION AND THE MEETING...................................4

ELECTION OF FIVE TRUSTEES......................................................5

ABOUT THE ELECTION OF TRUSTEES.................................................5

   TRUSTEES STANDING FOR ELECTION..........................................6

APPROVAL OF THE PROPOSED REORGANIZATIONS.......................................7

INFORMATION ABOUT THE TRUST...................................................12

PROXIES, QUORUM AND VOTING AT THE MEETING.....................................12

SHARE OWNERSHIP OF THE TRUSTEES...............................................13

TRUSTEE COMPENSATION..........................................................14

OFFICERS AND INCUMBENT TRUSTEES OF THE TRUST..................................15

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY..................19

APPENDIX I: AGREEMENT AND PLAN OF REORGANIZATION.............................I-1

APPENDIX II - A: COMPARISON OF INVESTMENT POLICIES AND LIMITATIONS FOR
THE MUNICIPAL FUND AND THE NEW MUNICIPAL FUND.............................II-A-1

APPENDIX II - B: COMPARISON OF INVESTMENT POLICIES AND LIMITATIONS FOR
THE PRIME CASH FUND AND THE NEW PRIME CASH FUND...........................II-B-1

APPENDIX II - C: COMPARISON OF INVESTMENT POLICIES AND LIMITATIONS FOR
THE PRIME VALUE FUND AND THE NEW PRIME VALUE FUND.........................II-C-1

                                   DEFINITIVE

                                 PROXY STATEMENT

                        MONEY MARKET OBLIGATIONS TRUST II

                           MUNICIPAL OBLIGATIONS FUND

                           PRIME CASH OBLIGATIONS FUND

                          PRIME VALUE OBLIGATIONS FUND

                            Federated Investors Funds

                              5800 Corporate Drive

                            Pittsburgh, PA 15237-7000

ABOUT THE PROXY SOLICITATION AND THE MEETING

           The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees"), which consists of three portfolios or series, Municipal Obligations Fund (the "Municipal Fund"), Prime Cash Obligations Fund (the "Prime Cash Fund") and Prime Value Obligations Fund (the "Prime Value Fund") (individually, a "Fund" and collectively, the "Funds"). The proxies will be voted at the special meeting of shareholders of the Trust to be held on September 23, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Meeting").

        The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Trust. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Trust may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

           The Board has reviewed the proposed reorganizations (the "Reorganizations") of the Funds, and approved them, subject to shareholder approval. The purposes of the Meeting are set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Proxy Statement and the enclosed proxy card are expected to be mailed on or about August 10, 1999, to shareholders of record at the close of business on July 26, 1999 (the "Record Date").

        On the Record Date, the Funds had outstanding the following number of shares of beneficial interest:

        Municipal Fund:               509,899,505.60 shares

        Prime Cash Fund:     3,196,183,791.73 shares

        Prime Value Fund:    2,129,862,319.76 shares

           The Funds' annual reports, which include audited financial statements for the Funds for the fiscal year ended January 31, 1999, were previously mailed to shareholders. The Funds' annual reports are incorporated by reference into this Proxy Statement. The Trust will promptly provide, without charge and upon request, to each person to whom this Proxy Statement is delivered, a copy of a Fund's annual report. Requests for an annual report may be made by writing to the Trust's principal executive offices or by calling the Trust. The Trust's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Trust's toll-free telephone number is 1-800-341-7400.

                     PROPOSAL #1: ELECTION OF FIVE TRUSTEES

        The persons named as proxies intend to vote in favor of the election of Nicholas P. Constantakis, John F. Cunningham, J. Christopher Donahue, Charles F. Mansfield, Jr. and John S. Walsh (collectively, the "Nominees") as Trustees of the Trust. Each of the Nominees is presently serving as a Trustee. Mr. Constantakis was appointed a Trustee on February 23, 1998 to fill a vacancy created by the decision to expand the size of the Board. Messrs. Cunningham, Donahue, Mansfield and Walsh were appointed Trustees on January 1, 1999, also to fill vacancies resulting from the decision to expand the size of the Board. Please see "ABOUT THE ELECTION OF TRUSTEES" below for current information about the Nominees, and "OFFICERS AND INCUMBENT TRUSTEES OF THE TRUST" in this Proxy Statement for current information about the incumbent Trustees who have previously been elected by shareholders.

        All Nominees have consented to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and the election and qualification of their successors. Election of a Trustee is by a plurality vote, which means that the five individuals receiving the greatest number of votes at the Meeting will be deemed to be elected.

        If any Nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Meeting. Any such substitute candidate for election as a Trustee who is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Trustee who is not an "interested person" shall be made by a majority of the Trustees who are not "interested persons" of the Trust. The Board has no reason to believe that any Nominee will become unavailable for election as a Trustee.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT

             SHAREHOLDERS VOTE TO ELECT AS TRUSTEES THE NOMINEES FOR

                 ELECTION TO THE BOARD OF TRUSTEES OF THE TRUST

ABOUT THE ELECTION OF TRUSTEES

           The Declaration of Trust provides that Trustees will continue in office until their respective successors are elected, and therefore, when elected, the Trustees will hold office during the lifetime of the Trust, except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

        Set forth below is a listing of the Trustees standing for election, along with their addresses, birthdates, present positions with the Trust and principal occupations during the past five years:

TRUSTEES STANDING FOR ELECTION

NICHOLAS P. CONSTANTAKIS

175 Woodshire Drive
Pittsburgh, PA

Birthdate:  September 3, 1939

Trustee

Director or Trustee of the Federated Fund Complex; formerly, Partner, Andersen Worldwide SC.

JOHN F. CUNNINGHAM

353 El Brillo Way
Palm Beach, FL

Birthdate:  March 5, 1943

Trustee

Director or Trustee of some of the Funds in the Federated Fund Complex; Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (specialized financial consulting organization); Trustee Associate, Boston College; Director, EMC Corporation; formerly, Director, Redgate Communications.

J. CHRISTOPHER DONAHUE

Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

President and Trustee

   President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Federated Investors, Inc.; President and Director, Federated Investment Management Company and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.

CHARLES F. MANSFIELD, JR.

80 South Road
Westhampton Beach, NY

Birthdate:  April 10, 1945

Trustee

Director or Trustee of some of the Funds in the Federated Fund Complex; management consultant.

JOHN S. WALSH

2007 Sherwood Drive
Valparaiso, IN

Birthdate:  November 28, 1957

Trustee

Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Heat Wagon, Inc.; President and Director, Manufacturers Products, Inc.; President, Portable Heater Parts, a division of Manufacturers Products, Inc.; Director, Walsh & Kelly, Inc.; formerly, Vice President, Walsh & Kelly, Inc.

                PROPOSAL #2: TO APPROVE THE PROPOSED REORGANIZATIONS

           The Board of Trustees of the Trust has voted to recommend to shareholders of each of the Municipal Obligations Fund (the "Municipal Fund"), the Prime Cash Obligations Fund (the "Prime Cash Fund") and the Prime Value Obligations Fund (the "Prime Value Fund") (the Municipal Fund, the Prime Cash Fund and the Prime Value Fund are sometimes individually referred to as a "Fund" and collectively referred to as the "Funds"), the approval of an Agreement and Plan of Reorganization (individually, a "Reorganization Agreement," and collectively, the "Reorganization Agreements") whereby Money Market Obligations Trust, a Massachusetts business trust ("MMOT"), on behalf of its portfolios, Municipal Obligations Fund (the "New Municipal Fund"), Prime Cash Obligations Fund (the "New Prime Cash Fund") and Prime Value Obligations Fund (the "New Prime Value Fund") (the New Municipal Fund, the New Prime Cash Fund and the New Prime Value Fund are collectively referred to as the "New Funds"), would acquire all of the assets (subject to the liabilities) of the Municipal Fund, the Prime Cash Fund and the Prime Value Fund, respectively, in exchange for shares of beneficial interest of the New Municipal Fund, the New Prime Cash Fund and the New Prime Value Fund, to be distributed pro rata by the Municipal Fund, the Prime Cash Fund and the Prime Value Fund to its respective shareholders in complete liquidation and dissolution of the Municipal Fund, the Prime Cash Fund and the Prime Value Fund (each a "Reorganization" and collectively, the "Reorganizations"). As a result of the Reorganizations:

        Shareholders of the Municipal Fund will receive shares of the New Municipal Fund having a total net asset value equal to the total net asset value of his or her holdings in the Municipal Fund on the date of the Reorganization of the Municipal Fund;

        Shareholders of the Prime Cash Fund will receive shares of the New Prime Cash Fund having a total net asset value equal to the total net asset value of his or her holdings in the Prime Cash Fund on the date of the Reorganization of the Prime Cash Fund; and

        Shareholders of the Prime Value Fund will receive shares of the New Prime Value Fund having a total net asset value equal to the total net asset value of his or her holdings in the Prime Value Fund on the date of the Reorganization of the Prime Value Fund.

           MMOT is an open-end management investment company that consists of a number of portfolios, each of which has its own investment objective. The New Funds are newly-organized portfolios of MMOT (initially "shell" portfolios). As set forth below, each New Fund has the same investment objective as the corresponding Fund that is merging into the New Fund:

        The Municipal Fund and the New Municipal Fund - to provide current income exempt from all federal regular income tax consistent with stability of principal;

        The Prime Cash Fund and the New Prime Cash Fund - current income consistent with stability of principal and liquidity; and

        The Prime Value Fund and the New Prime Value Fund - current income consistent with stability of principal and liquidity.

        The permissible investments for the New Funds are the same as the permissible investments for the Funds, and the New Funds use comparable investment strategies. Each of the New Funds pursues its investment objective by investing in a portfolio of money market instruments maturing in 397 days or less. The average maturity of money market instruments in each New Fund's portfolio, computed on a dollar weighted basis, will be 90 days or less. The Municipal Fund invests in a portfolio of high quality, tax-exempt securities maturing in 13 months or less. Each of the Prime Cash Fund and the Prime Value Fund invests in a portfolio of high quality fixed income securities maturing in 13 months or less. The Funds and the New Funds are money market mutual funds which seek to stabilize their offering and redemption prices at $1.00 per share, although there can be no assurance that any of the Funds or the New Funds will be able to do so. (See "Comparison of Investment Policies and Risk Factors" below.) An investment in any of the Funds or the New Funds is neither insured nor guaranteed by the U.S. government.

        As a condition to each Reorganization transaction, the Trust and MMOT will receive an opinion of counsel that each Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code, so that no gain or loss for federal income tax purposes will be recognized by any of the Funds or New Funds or the shareholders of any of the Funds. The tax basis of each New Fund's shares received by the corresponding Fund's shareholders will be the same as the tax basis of the shareholders' shares in the Fund.

         Significant components of the Reorganizations and provisions of the Reorganization Agreements are summarized below; however, this summary of the Reorganization Agreements is qualified in its entirety by reference to the full text of each of the three Reorganization Agreements between the Trust, on behalf of its portfolios, the Municipal Fund, the Prime Cash Fund and the Prime Value Fund, and MMOT, on behalf of its portfolios, the New Municipal Fund, the New Prime Cash Fund and the New Prime Value Fund, respectively. A copy of the Reorganization Agreement between the Trust, on behalf of the Municipal Fund, and MMOT, on behalf of the New Municipal Fund, is attached as Appendix I to this Proxy Statement. The two other Reorganization Agreements, between the Trust, on behalf of the Prime Cash Fund, and MMOT, on behalf of the New Prime Cash Fund, and between the Trust, on behalf of the Prime Value Fund, and MMOT, on behalf of the New Prime Value Fund, are identical to the Reorganization Agreement attached as Appendix I, except for the Reorganization Agreements' identification of the Funds and the New Funds.

DESCRIPTION OF THE REORGANIZATION AGREEMENTS

         The discussion in this Proxy Statement refers to the Reorganization Agreement between the Trust, on behalf of the Municipal Fund, and MMOT, on behalf of the New Municipal Fund. This discussion also applies to the two other Reorganizations, and describes the provisions of the two other Reorganization Agreements.

         The Reorganization Agreement for the Municipal Fund provides that all of the assets of the Municipal Fund will be transferred to the New Municipal Fund, subject to the liabilities of the Municipal Fund. Each holder of shares of the Municipal Fund will receive the same number (with the same aggregate value) of shares of the New Municipal Fund as the shareholder had in the Municipal Fund immediately prior to the Reorganization. The Municipal Fund's shareholders will not pay a sales charge, commission or other transaction cost in connection with their receipt of the shares of the New Municipal Fund.

           Following the transfer of assets (subject to the liabilities) of the Municipal Fund to the New Municipal Fund, and the issuance of shares by the New Municipal Fund to the Municipal Fund, the Municipal Fund will distribute the shares of the New Municipal Fund received by the Municipal Fund among the shareholders of the Municipal Fund in proportion to the number of shares each such shareholder holds in the Municipal Fund. Following the Reorganization, shareholders of the Municipal Fund will be shareholders of the New Municipal Fund. Upon the completion of the Reorganization, the Trust will be deregistered as an investment company under the 1940 Act and its existence terminated under state law. The stock transfer books of the Trust will be permanently closed after the Reorganization. MMOT will not issue share certificates with respect to shares of the New Municipal Fund issued in connection with the Reorganization.

        The Reorganization is subject to certain conditions, including: approval of the Reorganization Agreement and the transactions and exchange contemplated thereby as described in this Proxy Statement by the shareholders of the Municipal Fund; the receipt of a legal opinion described in the Reorganization Agreement regarding tax matters; the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreement and other matters; and the parties' performance, in all material respects, of the agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Reorganization is expected to occur on or after November 1, 1999.

        The Trust's investment adviser is responsible for the payment of expenses of the Reorganizations incurred by either party, whether or not the Reorganizations are consummated. Such expenses include, but are not limited to, legal fees, registration fees, transfer taxes (if any), the fees of banks and transfer agents and a portion of the costs of preparing, printing, copying and mailing proxy solicitation materials to the Municipal Fund's shareholders.

        The Reorganizations may be terminated at any time prior to their consummation by either the Trust or MMOT if circumstances should develop that, in the opinion of either the Board of the Trust or the Board of Trustees of MMOT, make proceeding with the Reorganization Agreements inadvisable. The Reorganization Agreements provide further that at any time prior to the consummation of the Reorganizations: (i) the parties thereto may amend or modify any of the provisions of the Reorganization Agreements provided that such amendment or modification would not have a material adverse effect on the benefits intended under the Reorganization Agreements and it would be consistent with the best interests of the shareholders of a Fund and its corresponding New Fund; and (ii) the parties may waive any of the conditions set forth in the Reorganization Agreements if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under the Reorganization Agreements to the shareholders of a Fund or its corresponding New Fund as the case may be.

REASONS FOR THE PROPOSED REORGANIZATION

        The Trust was established as a Massachusetts business trust in 1992. Although the Board has been satisfied with the Municipal Fund's performance, it, and the Trust's distributor and administrator, believe that reorganizing the Municipal Fund as a portfolio of MMOT could improve the Municipal Fund's distribution and streamline administration. Accordingly, the Trust's distributor and administrator have recommended to the Board of Trustees of MMOT that the New Municipal Fund be organized for the purpose of acquiring the Municipal Fund's assets and thereby reorganizing the Municipal Fund as a portfolio of MMOT. The Trust's distributor and administrator similarly recommended to the Trustees of the Trust that the Municipal Fund's assets be transferred to MMOT, on behalf of the New Municipal Fund, in order to reorganize it as a separate portfolio of MMOT. In connection with this proposal, the Trust's distributor and administrator emphasized the comparable advisory services provided, the identical investment objectives, the similar investment policies, and the administrative convenience and simplification of management achievable by operating the Municipal Fund as a portfolio of MMOT.

BOARD OF TRUSTEES' CONSIDERATIONS AND RECOMMENDATIONS

           The Trust's Board of Trustees, at its meeting on May 18, 1999, concluded that the reorganization of the Municipal Fund as a portfolio of MMOT could provide for improved distribution and streamlined administration. The Trust's Trustees also noted that the Municipal Fund's shareholders would continue to receive the same quality of investment management services from the New Municipal Fund's investment adviser, which is also the Municipal Fund's current investment adviser. The Board of Trustees, including a majority of the Trustees who are not "interested persons," additionally determined that participation in the Reorganization is in the best interests of the Municipal Fund, and that the interests of the Municipal Fund's shareholders would not be diluted as a result of effecting the Reorganization. Based upon the foregoing considerations, and the fact that shareholders of the Municipal Fund will not suffer any adverse federal income tax consequences as a result of the Reorganization, the Board of Trustees of the Trust unanimously voted to approve, and recommended to the Municipal Fund's shareholders the approval of, the Reorganization.

           The Board of Trustees of MMOT, including the Trustees who are not "interested persons," at the Board's meeting on May 18, 1999, unanimously concluded that consummation of the Reorganization is in the best interests of MMOT and the shareholders of the New Municipal Fund, and that the interests of the New Municipal Fund's shareholders would not be diluted as a result of effecting the Reorganization. As a consequence, the Board of Trustees of MMOT unanimously approved the Reorganization Agreement.

        Under the terms of the Declaration of Trust, the approval of each Reorganization of a Fund requires the affirmative vote of a majority of the shares of the Fund outstanding and entitled to vote. (See "PROXIES, QUORUM AND VOTING AT THE MEETING" below.)

FEDERAL INCOME TAX CONSEQUENCES

           As a condition to the Reorganization, the Trust, on behalf of the Municipal Fund, and MMOT, on behalf of the New Municipal Fund, will receive an opinion from Dickstein Shapiro Morin & Oshinsky LLP, special counsel to the Trust and MMOT, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes: (1) the Reorganization as set forth in the Reorganization Agreement will constitute a tax-free reorganization under section 368(a)(1)(F) of the Code, and the Municipal Fund and the New Municipal Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the New Municipal Fund upon its receipt of the Municipal Fund's assets (subject to the liabilities of the Municipal Fund) in exchange for the New Municipal Fund shares; (3) no gain or loss will be recognized by the Municipal Fund upon the transfer of its assets (subject to the liabilities of the Municipal Fund) to the New Municipal Fund in exchange for New Municipal Fund shares or upon the distribution (whether actual or constructive) of the New Municipal Fund shares to the Municipal Fund shareholders in exchange for their shares of the Municipal Fund; (4) no gain or loss will be recognized by shareholders of the Municipal Fund upon the exchange of their Municipal Fund shares for the New Municipal Fund shares; (5) the tax basis of the Municipal Fund's assets acquired by the New Municipal Fund will be the same as the tax basis of such assets to the Municipal Fund immediately prior to the Reorganization; (6) the tax basis of the New Municipal Fund shares received by each shareholder of the Municipal Fund pursuant to the Reorganization will be the same as the tax basis of the Municipal Fund shares held by such shareholder immediately prior to the Reorganization; (7) the holding period of the assets of the Municipal Fund in the hands of the New Municipal Fund will include the period during which those assets were held by the Municipal Fund; and (8) the holding period of the New Municipal Fund shares received by each shareholder of the Municipal Fund pursuant to the Reorganization will include the period during which the Municipal Fund shares exchanged therefor were held by such shareholder, provided the Municipal Fund shares were held as capital assets on the date of the Reorganization.

         The Trust and MMOT have not sought a tax ruling from the Internal Revenue Service ("IRS"), but are acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.

COMPARISON OF INVESTMENT POLICIES AND RISK FACTORS

         The investment objective of the Municipal Fund is identical to the investment objective of the New Municipal Fund. Investments in both the Municipal Fund and the New Municipal Fund are not insured or guaranteed by the U.S. government. Since the Municipal Fund and the New Municipal Fund are managed to maintain a constant net asset value, they have little risk of principal loss. However, investments in the Municipal Fund and the New Municipal Fund are subject to certain risks, which include, but are not limited to, the following: the possibility that issuers of securities will have their credit ratings downgraded; the ability of the issuers of securities to meet their obligations for payment of principal and interest when due or to repurchase such securities as previously agreed; interest rate or market risk, which is the potential for fluctuations in the prices of debt securities, due to changing interest rates (e.g., when interest rates rise, bond prices generally decline); and prepayment or call risk, which is the likelihood that, during periods of falling interest rates, debt securities will be prepaid (or "called") prior to maturity, requiring the proceeds to be invested by the Municipal Fund or the New Municipal Fund at a generally lower interest rate; and sector risk (because a substantial portion of the portfolios of the Municipal Fund and the New Municipal Fund may be comprised of securities issued or credit enhanced by companies in similar businesses or with other similar characteristics, the Funds are more susceptible to any economic, business, political or other developments which generally affect these issuers). In the case of the Prime Cash Fund and the New Prime Cash Fund, as well as the Prime Value Fund and the New Prime Value Fund, international economic and political developments may have an impact on the issuers of securities owned by the Funds. Each of these risks could result in a loss of value of an investment in the Funds, or in the New Funds when they commence operations.

            The permissible investments for the Municipal Fund and the New Municipal Fund are identical. The investment policies and restrictions of the New Municipal Fund have been established so as to be comparable to the current investment policies and restrictions of the Municipal Fund. The differences between the investment policies and restrictions of the Municipal Fund and those of the New Municipal Fund result from the standardization of certain investment policies and restrictions among the Federated Funds, including the New Municipal Fund, and the elimination of certain investment limitations which govern the Municipal Fund and had been previously required under state law. A number of these investment limitations have been preempted and are no longer applicable, and hence, the New Municipal Fund is not required to adopt them. Appendix II-A to this Proxy Statement identifies the differences between the investment policies and restrictions of the Municipal Fund and the New Municipal Fund. (Appendix II-B to this Proxy Statement identifies the differences between the investment policies and restrictions of the Prime Cash Fund and the New Prime Cash Fund, and Appendix II-C to this Proxy Statement identifies the differences between the investment policies and restrictions of the Prime Value Fund and the New Prime Value Fund.) The investment adviser to the Municipal Fund and the New Municipal Fund (as well as the investment adviser to the Prime Cash Fund and New Prime Cash Fund, and to the Prime Value Fund and the New Prime Value Fund) does not believe that the differences in investment policies and restrictions are material. In addition, the adviser believes that the level of risk of an investment in the Municipal Fund is comparable to, and does not materially differ from, the level of risk of an investment in the New Municipal Fund. Similarly, the investment adviser believes that the level of risk of an investment in the Prime Cash Fund and the Prime Value Fund is comparable to, and does not materially differ from, the level of risk of an investment in the New Prime Cash Fund and the New Prime Value Fund, respectively.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS AND OBLIGATIONS

           The Trust and MMOT are each organized as a business trust pursuant to a Declaration of Trust under the laws of the Commonwealth of Massachusetts. The rights of shareholders of the Funds and of the shareholders of the New Funds relating to voting, distributions and redemptions, as set forth in the applicable Declaration of Trust and By-Laws, are substantively identical. Set forth below is a brief summary of the significant rights of shareholders of the Trust and of MMOT.

        Neither the Trust nor MMOT is required to hold annual meetings of shareholders. Shareholder approval is necessary only for certain changes in operations or the election of Trustees under certain circumstances. A special meeting of shareholders of the Trust or MMOT (or of a series of the Trust or MMOT) for any permissible purpose may be called by the Trustees, and shall be called by the Trustees upon the written request of the holders of at least 10% of the outstanding shares of the respective trust (or series of the trust), as the case may be. Each share of the Trust and MMOT is entitled to one vote. All shares of MMOT have equal voting rights, except that only shares of an affected fund is entitled to vote on matters only affecting that fund.

        The Declaration of Trust of the Trust provides that a Fund may merge, consolidate or sell its assets upon the affirmative vote of the holders of two-thirds of the shares of the Fund outstanding and entitled to vote; provided, however, that if such merger or consolidation is recommended by the Trust's Board of Trustees, then the affirmative vote of the holders of a majority of shares of the Fund shall be sufficient authorization. In the case of MMOT, the Declaration of Trust provides that the affirmative vote of a majority of the outstanding shares of a series is required to approve a merger, consolidation or sale of assets. Under the Declarations of Trust of both the Trust and MMOT, a majority of the Trustees may determine to liquidate a series or class. As an alternative to Trustee approval, the Declaration of Trust for the Trust states that a liquidation of a series or class may also be approved by the vote of the holders of two-thirds of the shares of the affected series or class outstanding and entitled to vote.

        Under certain circumstances, shareholders of the Funds and shareholders (and former shareholders) of the New Funds may be held personally liable as partners under Massachusetts law for obligations of the Trust or of MMOT, respectively. To protect their shareholders (and former shareholders, in the case of MMOT), the Trust and MMOT have filed legal documents with the Commonwealth of Massachusetts that expressly disclaim the liability of their shareholders for such acts or obligations of the Trust or MMOT. These documents require that notice and acceptance of this disclaimer be given in each agreement, obligation or instrument that the Trust or MMOT or their Trustees enter into or sign.

        In the unlikely event a shareholder (or a former shareholder, in the case of MMOT) is held personally liable for the Funds' or the New Funds' obligations, the Funds and the New Funds are each required to use their property to protect or compensate the shareholder. On request, the Funds and the New Funds will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Funds or New Funds, as applicable. Therefore, financial loss resulting from liability as a shareholder (or a former shareholder, in the case of MMOT) will occur only if the Trust or MMOT cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of the Trust or MMOT, as applicable.

     PURCHASE AND REDEMPTION INFORMATION, EXCHANGE PRIVILEGES, DISTRIBUTION AND PRICING

         The purchase, redemption, exchange privileges and distribution policies of the Funds are identical to the purchase, redemption, exchange privileges and distribution policies of the New Funds.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" APPROVAL OF THE FUND'S REORGANIZATION AGREEMENT

                           INFORMATION ABOUT THE TRUST

PROXIES, QUORUM AND VOTING AT THE MEETING

           Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each share of the Trust is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Under both the Investment Company Act of 1940 and the Declaration of Trust, the favorable vote of a "majority of the outstanding voting shares" of the Trust or a Fund means:
(a) the holders of 67% or more of the outstanding voting securities present at the Meeting, if the holders of 50% or more of the outstanding voting securities of the Trust or Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less. The election of the Trustees is subject to a specific vote requirement described under Proposal #1 in this Proxy Statement. The favorable vote of a majority of the outstanding voting shares of each Fund will be required to approve the Fund's proposed Reorganization.

        Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. IF NO INSTRUCTION IS GIVEN ON THE PROXY, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE MATTERS SET FORTH IN THE ATTACHED NOTICE.

        In order to hold the Meeting, a "quorum" of shareholders must be present. The holders of a majority of outstanding shares of the Trust and each Fund, as applicable, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the Proposals described in this Proxy Statement.

        For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are PRESENT but which have not been VOTED. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

        If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote. A shareholder vote may be taken on other proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

        As referred to in this Proxy Statement, the "Federated Fund Complex," "The Funds" or "Funds" include the following investment companies: Cash Trust Series, Inc.; Cash Trust Series II; CCB Funds; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund:  2-5  Years;  Federated  U.S.  Government  Securities  Fund:  5-10  Years;
Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Edward D. Jones & Co. Daily Passport Cash Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Tax-Free Instruments Trust; The Planters Funds; WesMark Funds; WCT Funds; World Investment Series, Inc.

SHARE OWNERSHIP OF THE TRUSTEES

Officers and Trustees of the Trust own less than 1% of each Fund's outstanding shares.

        At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the respective classes of the Funds:

MUNICIPAL FUND: At the close of business on the Record Date, the following shareholders of the Institutional Shares class of the Municipal Fund owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund:
Sinclair Oil Corp., Salt Lake City, UT, owned approximately 37,800,000.0000 shares (7.41%); Evergreen Select Interest Tax-Exempt Bond Fund, Charlotte, NC, owned approximately 37,000,000.0000 shares (7.25%); and Evergreen Florida Fund, North Quincy, MA, owned approximately 31,500,000.0000 shares (6.17%). At the close of business on the Record Date, no shareholder of the Institutional Capital Shares class of the Municipal Fund owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund. At the close of business on the Record Date, the following shareholder of the Institutional Service Shares class of the Municipal Fund owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund: The Mark Travel Corp., Milwaukee, WI, owned approximately 39,454,909.1400 shares (7.73%).

PRIME CASH FUND: At the close of business on the Record Date, the following shareholder of the Institutional Shares class of the Prime Cash Fund owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund:
Frost National Bank, San Antonio, TX, owned approximately 235,217,896.5000 shares (7.35%). At the close of business on the Record Date, no shareholder of the Institutional Capital Shares class of the Prime Cash Fund owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund. At the close of business on the Record Date, the following shareholder of the Institutional Service Shares class of the Prime Cash Fund owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund:
Harris Trust and Savings Bank, Chicago, IL, owned approximately 431,999,385.3100 shares (13.70%).

PRIME VALUE FUND: At the close of business on the Record Date, the following shareholder of the Institutional Shares class of the Prime Value Fund owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund:
Federated Investors Management Company, Pittsburgh, PA, owned approximately 154,452,076.0500 shares (7.25%). To the knowledge of management, no shareholder of either the Institutional Capital Shares or the Institutional Service Shares classes of the Prime Value Fund owned more than 5% of the outstanding shares of the Fund.

TRUSTEE COMPENSATION



                                 AGGREGATE
NAME,                          COMPENSATION
POSITION WITH                      FROM                      TOTAL COMPENSATION PAID
TRUST                             TRUST1#                      FROM FUND COMPLEX+

--------------------------- -------------------- ------------------------------------------------


John F. Donahue*@                 $0            $0 for the Trust and
Chairman and Trustee                            54 other investment companies in the Fund Complex
Thomas G. Bigley              $3,092.74         $113,860.22 for the Trust and
Trustee                                         54 other investment companies in the Fund Complex
John T. Conroy, Jr.           $3,402.52         $125,264.48 for the Trust and
Trustee                                         54 other investment companies in the Fund Complex
Nicholas P. Constantakis      $2,671.50         $47,958.02 for the Trust and
Trustee                                         29 other investment companies in the Fund Complex
   John F. Cunningham**           $0            $0 for the Trust and
Trustee                                         26 other investment companies in the Fund Complex
J. Christopher Donahue*           $0            $0 for the Trust and
President and Trustee                           16 other investment companies in the Fund Complex
Lawrence D. Ellis, M.D.*      $3,092.74         $113,860.22 for the Trust and
Trustee                                         54 other investment companies in the Fund Complex
Peter E. Madden               $3,092.74         $113,860.22 for the Trust and
Trustee                                         54 other investment companies in the Fund Complex
Charles F. Mansfield, Jr.**       $0            $0 for the Trust and
Trustee                                         26 other investment companies in the Fund Complex
John E. Murray, Jr., J.D., S.J.D.@$3,092.74     $113,860.22 for the Trust and
Trustee                                         54 other investment companies in the Fund Complex
Marjorie P. Smuts             $3,092.74         $113,860.22 for the Trust and
Trustee                                         54 other investment companies in the Fund Complex
John S. Walsh**                   $0            $0 for the Trust and
Trustee                                         23 other investment companies in the Fund Complex



1 Information is furnished for the fiscal year ended January 31, 1999.

# The aggregate compensation is provided for the Trust which is comprised of three portfolios.

+ The information is provided for the last calendar year.

* The Trustee is deemed to be an "interested person" as defined in the 1940 Act.

@ Member of the Executive Committee.

**Messrs. Cunningham, Donahue, Mansfield and Walsh became members of the Board of Trustees on January 1, 1999. They did not earn any fees for serving the Fund Complex since these fees are reported as of the end of the last calendar year. They did not receive any fees as of the fiscal year end of the Trust.

        During the fiscal year ended January 31, 1999, there were four meetings of the Board of Trustees. The interested Trustees, other than Dr. Ellis, do not receive fees from the Trust. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Trustees were reimbursed for expenses for attendance at Board of Trustees meetings.

        The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board. Other than its Executive Committee, the Trust has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

           For the most recently completed fiscal year, Messrs. Conroy, Madden and Murray served on the Audit Committee. These Trustees are not interested Trustees of the Trust. During the fiscal year ended January 31, 1999, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

OFFICERS AND INCUMBENT TRUSTEES OF THE TRUST

        The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Trust, as well as of the incumbent Trustees who have previously been elected by shareholders, and their principal occupations during the last five years, are set forth below:

John F. Donahue
Federated Investors Tower

Pittsburgh, PA

Birthdate:  July 28, 1924

Chairman and Trustee

Date Became an Officer and a Trustee:  November 13, 1996

Chairman and Trustee, Federated Investors; Chairman and Director, Federated Investment Management Company and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, President of the Trust and a Trustee.

J. Christopher Donahue
Federated Investors Tower

Pittsburgh, PA

Birthdate: April 11, 1949

President and Trustee

Date Became an Officer and a Trustee:  November 13, 1996

President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Federated Investors, Inc.; President and Trustee, Federated Investment Management Company; President and Director, Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Date Became a Trustee:  November 13, 1996

Director or Trustee of the Federated Fund Complex; Director and Member of Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director and Member of Executive Committee, University of Pittsburgh.

John T. Conroy, Jr.
Wood/IPC Commercial Dept.

John R. Wood Associates, Inc. Realtors
3255 Tamiami Trail North

Naples, FL

Birthdate: June 23, 1937

Trustee

Date Became a Trustee:  November 13, 1996

     Director or Trustee of the Federated Fund Complex; President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly: President, Naples Property Management, Inc. and Northgate Village Development

Corporation.

Lawrence D. Ellis, M.D.
3471 Fifth Avenue

Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Date Became a Trustee:  November 13, 1996

Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist, and Internist, University of Pittsburgh Medical Center; Member, National Board of Trustees, Leukemia Society of America.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Date Became a Trustee:  November 13, 1996

     Director   or   Trustee   of  the   Federated   Fund   Complex;   formerly:
Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation. Previous Positions:
Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director,

Depository Trust Corporation.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University

Pittsburgh, PA

Birthdate:  December 20, 1932

Trustee

Date Became a Trustee:  November 13, 1996

Director or Trustee of the Federated Fund Complex; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Date Became a Trustee:  November 13, 1996

     Director   or   Trustee   of   the   Federated    Fund   Complex;    Public
Relations/Marketing/Conference    Planning.    Previous   Positions:    National
Spokesperson, Aluminum Company of America; business owner.

Edward C. Gonzales
Federated Investors Tower

Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Date Became an Officer:  November 13, 1996

Trustee or Director of some of the Funds in the Federated Fund Complex; President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Investment Management Company, Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.

John W. McGonigle
Federated Investors Tower

Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President and Secretary

Date Become an Officer:  November 13, 1996

Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary, and Director, Federated Investors, Inc.; Director, Federated Investment Management Company; Director, Federated Global Research Corp.; Director, Federated Services Company; Director, Federated Securities Corp.

Richard B. Fisher
Federated Investors Tower

Pittsburgh, PA

Birthdate:  May 17, 1923

Vice President

Date Became an Officer:  November 13, 1996

President or Vice President of some of the Funds in the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Chairman and Director, Federated Securities Corp.

Richard J. Thomas
Federated Investors Tower

Pittsburgh, PA

Birthdate: June 17, 1954

Treasurer

Date Became an Officer:  November 19, 1998

Treasurer of the Federated Fund Complex; Vice President - Funds Financial Services Division, Federated Investors, Inc.

William D. Dawson, III
Federated Investors Tower

Pittsburgh, PA

Birthdate: March 3, 1949

Chief Investment Officer

Date Became an Officer:  November 19, 1998

Chief Investment Officer of the Trust and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Research Corp., Federated Investment Management Company and Passport Research, Ltd.; Registered Representative, Federated Securities Corp.; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Deborah A. Cunningham
Federated Investors Tower

Pittsburgh, PA

Birthdate:  September 15, 1959

Vice President

Date Became an Officer:  November 19, 1998

Senior Vice President, Federated Investment Management Company.

Mary Jo Ochson
Federated Investors Tower

Pittsburgh, PA

Birthdate:  September 12, 1953

Vice President

Date Became an Officer:  November 19, 1998

Senior Vice President, Federated Investment Management Company.

        None of the Officers of the Trust received salaries from the Trust during the fiscal year ended January 31, 1999.

          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

        The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Money Market Obligations Trust II, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

        No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                              By Order of the Board of Trustees,

                                                               John W. McGonigle
                                                                       Secretary

August 10, 1999

                        MONEY MARKET OBLIGATIONS TRUST II

                           MUNICIPAL OBLIGATIONS FUND

                           PRIME CASH OBLIGATIONS FUND

                          PRIME VALUE OBLIGATIONS FUND

INVESTMENT ADVISER

FEDERATED INVESTMENT MANAGEMENT COMPANY

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

DISTRIBUTOR

FEDERATED SECURITIES CORP.

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

ADMINISTRATOR

FEDERATED SERVICES COMPANY

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

   KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Municipal Obligations Fund (the "Municipal Fund"), a portfolio of Money Market Obligations Trust II (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Elisabeth A. Miller and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Municipal Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on September 23, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MONEY MARKET OBLIGATIONS TRUST II. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST

                             FOR                   [   ]

PROPOSAL 1     TO ELECT NICHOLAS P. CONSTANTAKIS, JR., JOHN F. CUNNINGHAM,
               J. CHRISTOPHER DONAHUE, CHARLES F. MANSFIELD, JR. AND
               JOHN S. WALSH AS TRUSTEES OF THE TRUST
                             FOR                   [   ]
                             WITHHOLD AUTHORITY
                             TO VOTE               [   ]
                             VOTE FOR ALL EXCEPT   [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

    PROPOSAL 2 TO APPROVE A PROPOSED AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE TRUST, ON BEHALF OF ITS SERIES, MUNICIPAL OBLIGATIONS FUND (THE "MUNICIPAL FUND") AND MONEY MARKET OBLIGATIONS TRUST, ON BEHALF OF ITS SERIES, MUNICIPAL OBLIGATIONS FUND (THE "NEW MUNICIPAL FUND") WHEREBY THE NEW MUNICIPAL FUND WOULD ACQUIRE ALL OF THE ASSETS OF THE MUNICIPAL FUND IN EXCHANGE FOR SHARES OF THE NEW MUNICIPAL FUND TO BE DISTRIBUTED PRO RATA BY THE MUNICIPAL FUND TO ITS SHAREHOLDERS IN COMPLETE LIQUIDATION AND TERMINATION OF THE MUNICIPAL FUND

                             FOR                   [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                                   YOUR VOTE IS IMPORTANT Please
                                                   complete, sign and return
                                                   this card as soon as
                                                   possible.

                                                   Dated

                                                   Signature

                                                   Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

   KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Prime Cash Obligations Fund (the "Prime Cash Fund"), a portfolio of Money Market Obligations Trust II (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Elisabeth A. Miller and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Prime Cash Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on September 23, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MONEY MARKET OBLIGATIONS TRUST II. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST

                             FOR                   [   ]

PROPOSAL 1     TO ELECT NICHOLAS P. CONSTANTAKIS, JR., JOHN F. CUNNINGHAM,
               J. CHRISTOPHER DONAHUE, CHARLES F. MANSFIELD, JR. AND
               JOHN S. WALSH AS TRUSTEES OF THE TRUST
                             FOR                          [   ]
                             WITHHOLD AUTHORITY
                             TO VOTE               [   ]
                             VOTE FOR ALL EXCEPT   [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

    PROPOSAL 2 TO APPROVE A PROPOSED AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE TRUST, ON BEHALF OF ITS SERIES, PRIME CASH OBLIGATIONS FUND (THE "PRIME CASH FUND") AND MONEY MARKET OBLIGATIONS TRUST, ON BEHALF OF ITS SERIES, PRIME CASH OBLIGATIONS FUND (THE "NEW PRIME CASH FUND") WHEREBY THE NEW PRIME CASH FUND WOULD ACQUIRE ALL OF THE ASSETS OF THE PRIME CASH FUND IN EXCHANGE FOR SHARES OF THE NEW PRIME CASH FUND TO BE DISTRIBUTED PRO RATA BY THE PRIME CASH FUND TO ITS SHAREHOLDERS IN COMPLETE LIQUIDATION AND TERMINATION OF THE PRIME CASH FUND

                             FOR                   [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                                   YOUR VOTE IS IMPORTANT Please
                                                   complete, sign and return
                                                   this card as soon as
                                                   possible.

                                                   Dated

                                                   Signature

                                                   Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

   KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Prime Value Obligations Fund (the "Prime Value Fund"), a portfolio of Money Market Obligations Trust II (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Elisabeth A. Miller and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Prime Value Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on September 23, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MONEY MARKET OBLIGATIONS TRUST II. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST

                             FOR                   [   ]

PROPOSAL 1     TO ELECT NICHOLAS P. CONSTANTAKIS, JR., JOHN F. CUNNINGHAM,
               J. CHRISTOPHER DONAHUE, CHARLES F. MANSFIELD, JR. AND
               JOHN S. WALSH AS TRUSTEES OF THE TRUST
                             FOR                   [   ]
                             WITHHOLD AUTHORITY
                             TO VOTE               [   ]
                             VOTE FOR ALL EXCEPT   [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

    PROPOSAL 2 TO APPROVE A PROPOSED AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE TRUST, ON BEHALF OF ITS SERIES, PRIME VALUE OBLIGATIONS FUND (THE "PRIME VALUE FUND"), AND MONEY MARKET OBLIGATIONS TRUST, ON BEHALF OF ITS SERIES, PRIME VALUE OBLIGATIONS FUND (THE "NEW PRIME VALUE FUND") WHEREBY THE NEW PRIME VALUE FUND WOULD ACQUIRE ALL OF THE ASSETS OF PRIME VALUE FUND IN EXCHANGE FOR SHARES OF THE NEW PRIME VALUE FUND TO BE DISTRIBUTED PRO RATA BY THE PRIME VALUE FUND TO ITS SHAREHOLDERS IN COMPLETE LIQUIDATION AND TERMINATION OF THE PRIME VALUE FUND

                             FOR                   [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                                   YOUR VOTE IS IMPORTANT Please
                                                   complete, sign and return
                                                   this card as soon as
                                                   possible.

                                                   Dated

                                                   Signature

                                                   Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM




                                   APPENDIX I

THIS AGREEMENT AND PLAN OF REORGANIZATION DESCRIBES THE PROPOSED REORGANIZATION OF THE MUNICIPAL FUND INTO THE NEW MUNICIPAL FUND. SUBSTANTIALLY IDENTICAL AGREEMENTS AND PLANS OF REORGANIZATION WILL BE UTILIZED TO DESCRIBE THE PROPOSED REORGANIZATION OF THE PRIME CASH FUND INTO THE NEW PRIME CASH FUND, AND THE PRIME VALUE FUND INTO THE NEW PRIME VALUE FUND.

                      AGREEMENT AND PLAN OF REORGANIZATION

              AGREEMENT AND PLAN OF REORGANIZATION dated as of June 1, 1999 (the "Agreement") between Money Market Obligations Trust II, a Massachusetts business trust ("MMOT II"), on behalf of its portfolio, Municipal Obligations Fund (the "Fund"), with its principal place of business at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, and Money Market Obligations Trust, a Massachusetts business trust (the "Trust"), with its principal place of business located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, on behalf of its newly-organized portfolio, Municipal Obligations Fund (the "Successor Fund").

           WHEREAS, the Board of Trustees of MMOT II and the Board of Trustees of the Trust have determined that it is in the best interests of the Fund and the Trust, respectively, that the assets of the Fund be acquired by the Successor Fund pursuant to this Agreement; and

     WHEREAS, the parties desire to enter into a plan of exchange which would constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"):

           NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

        1.     PLAN OF EXCHANGE.

                  (a) Subject to the terms and conditions set forth herein, the Fund shall assign, transfer and convey its assets, including all securities and cash held by the Fund (subject to the liabilities of the Fund) to the Successor Fund, and the Successor Fund shall acquire all of the assets of the Fund (subject to the liabilities of the Fund) in exchange for full and fractional shares of beneficial interest of the Successor Fund (the "Successor Fund Shares"), to be issued by the Trust, having an aggregate net asset value equal to the value of the net assets of the Fund. The value of the assets of the Fund and the net asset value per share of the Successor Fund Shares shall be computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Exchange Date (such time and date being hereinafter called the "Valuation Time") in accordance with the procedures for determining the value of the Successor Fund's assets set forth in the Successor Fund's organizational documents and the then-current prospectus and statement of additional information for the Successor Fund that forms a part of the Successor Fund's Registration Statement on Form N-1A (the "Registration Statement"). In lieu of delivering certificates for the Successor Fund Shares, the Trust shall credit the Successor Fund Shares to the Fund's account on the share record books of the Trust and shall deliver a confirmation thereof to the Fund. The Fund shall then deliver written instructions to the Trust's transfer agent to establish accounts for the shareholders on the share record books relating to the Successor
Fund.

                  (b) Delivery of the assets of the Fund to be transferred shall be made on the Exchange Date (as defined herein). Assets transferred shall be delivered to State Street Bank and Trust Company, the Trust's custodian (the "Custodian"), for the account of the Trust and the Successor Fund with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Trust and the Successor Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Trust and the Successor Fund.

                  (c) MMOT II will pay or cause to be paid to the Trust any interest received on or after the Exchange Date with respect to assets transferred from the Fund to the Successor Fund hereunder and to the Trust and any distributions, rights or other assets received by the Fund after the Exchange Date as distributions on or with respect to the securities transferred from the Fund to the Successor Fund hereunder. All such assets shall be deemed included in assets transferred to the Successor Fund on the Exchange Date and shall not be separately valued.

               (d) The Exchange Date shall be November 1, 1999, or such earlier or later date as may be mutually agreed upon by the parties.

               (e) As soon as practicable after the Exchange Date, the Fund shall distribute all of the Successor Fund Shares received by it among the shareholders of the Fund in proportion to the number of shares each such shareholder holds in the Fund and shall take all other steps necessary to effect its dissolution and termination. After the Exchange Date, the Fund shall not conduct any business except in connection with its dissolution and termination.

        2. MMOT II'S REPRESENTATIONS AND WARRANTIES. MMOT II represents and warrants to and agrees with the Trust on behalf of the Successor Fund as follows:

               (a) MMOT II is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement.

               (b) This Agreement has been duly authorized, executed and delivered by MMOT II and is valid and binding on MMOT II, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate MMOT II's Declaration of Trust or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

               (c) MMOT II is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

               (d) Except as shown on the audited financial statements of the Fund for its most recently completed fiscal period and as incurred in the ordinary course of the Fund's business since then, the Fund has no known liabilities of a material amount, contingent or otherwise, and there are no legal, administrative or other proceedings pending or, to the Fund's knowledge, threatened against the Fund.

     (e) On the Exchange Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the Fund's assets to be transferred by it hereunder.

        3. THE TRUST'S REPRESENTATIONS AND WARRANTIES. The Trust, on behalf of the Successor Fund, represents and warrants to and agrees with MMOT II as follows:

               (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to carry on its business as it is now being conducted and to carry out this Agreement.

               (b) This Agreement has been duly authorized, executed and delivered by the Trust and is valid and binding on the Trust, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the Trust's Declaration of Trust or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

     (c) The Trust is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

               (d) The Successor Fund does not have any known liabilities of a material amount, contingent or otherwise, and there are no legal, administrative or other proceedings pending or, to the Trust's knowledge, threatened against the Successor Fund. Other than organizational activities, the Successor Fund has not engaged in any business activities.

                  (e) At the Exchange Date, the Successor Fund Shares to be issued to the Fund (the only Successor Fund shares to be issued as of the Exchange Date) will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable. No Trust or Successor Fund shareholder will have any preemptive right of subscription or purchase in respect thereof.

     4. THE TRUST'S CONDITIONS PRECEDENT. The obligations of the Trust hereunder shall be subject to the following conditions:

                  (a) MMOT II shall have furnished to the Trust a statement of the Fund's assets, including a list of securities owned by the Fund with their respective tax costs and values determined as provided in Section 1 hereof, all as of the Exchange Date.

               (b) As of the Exchange Date, all representations and warranties of MMOT II made in this Agreement shall be true and correct as if made at and as of such date, and MMOT II shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

               (c) A vote of the shareholders of the Fund approving this Agreement and the transactions and exchange contemplated hereby shall have been adopted by the vote required by applicable law.

           5. MMOT II'S CONDITIONS PRECEDENT. The obligations of MMOT II hereunder with respect to the Fund shall be subject to the condition that as of the Exchange Date all representations and warranties of the Trust made in this Agreement shall be true and correct as if made at and as of such date, and that the Trust shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

     6. THE TRUST'S AND MMOT II'S CONDITIONS PRECEDENT.  The obligations of both
the  Trust  and  MMOT  II   hereunder   shall  be  subject   to  the   following
conditions:

               (a) The post-effective amendment to the Trust's Registration Statement on Form N-1A relating to the Successor Fund under the Securities Act of 1933, as amended, and the 1940 Act, if applicable, shall have become effective, and any additional post-effective amendments to such Registration Statement as are determined by the Trustees of the Trust to be necessary and appropriate shall have been filed with the Commission and shall have become effective.

               (b) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transaction contemplated herein.

               (c) Each party shall have received an opinion of Dickstein Shapiro Morin & Oshinsky LLP to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368(a)(1)(F) of the Code.

        Provided, however, that at any time prior to the Exchange Date, any of the foregoing conditions in this Section 6 may be waived by the parties if, in the judgment of the parties, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund.

           7. TERMINATION OF AGREEMENT. This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of MMOT II or the Board of Trustees of the Trust at any time prior to the Exchange Date (and notwithstanding any vote of the shareholders of the Fund) if circumstances should develop that, in the opinion of either the Board of Trustees of MMOT II or the Board of Trustees of the Trust, make proceeding with this Agreement inadvisable.

        If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 7, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Trustees, officers or shareholders of the Trust or the Trustees, officers or shareholders of MMOT II, in respect of this Agreement.

        8. WAIVER AND AMENDMENTS. At any time prior to the Exchange Date, any of the conditions set forth in Section 4 may be waived by the Board of the Trust, and any of the conditions set forth in Section 5 may be waived by the Board of MMOT II, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or the shareholders of the Successor Fund, as the case may be. In addition, prior to the Exchange Date, any provision of this Agreement may be amended or modified by the Boards of MMOT II and the Trust if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of shareholders of the Fund and the Successor Fund.

        9. NO SURVIVAL OF REPRESENTATIONS. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

        10. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of MMOT II and the Trust, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to principles of conflict of laws.

        11.    CAPACITY OF TRUSTEES, ETC.

                  (a) (i) The names "Municipal Obligations Fund" and "Board of Trustees of Money Market Obligations Trust II" refer, respectively, to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under MMOT II's Declaration of Trust, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of MMOT II. The obligations of MMOT II entered into in the name or on behalf thereof by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of MMOT II personally, but bind only the trust property, and all persons dealing with any portfolio of shares of the Fund must look solely to the trust property belonging to such portfolio for the enforcement of any claims against the Fund.

                      (ii) Both parties specifically acknowledge and agree that any liability of the Fund under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Fund and that no other portfolio of MMOT II shall be liable with respect thereto.

               (b) (i) The names "Money Market Obligations Trust" and "Board of Trustees of Money Market Obligations Trust" refer, respectively, to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under the Trust's Declaration of Trust, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of the Trust entered into in the name or on behalf of the Successor Fund by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of the Trust personally, but bind only the Successor Fund's trust property, and all persons dealing with any portfolio of shares of the Trust must look solely to the trust property belonging to such portfolio for the enforcement of any claims against the Trust.

                      (ii) Both parties specifically acknowledge and agree that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Successor Fund and that no other portfolio of the Trust shall be liable with respect thereto.

        12. COUNTERPARTS. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

           IN WITNESS WHEREOF, MMOT II and the Trust have caused this Agreement and Plan of Reorganization to be executed as of the date above first written.

                                            MONEY MARKET OBLIGATIONS TRUST II,
                                            on behalf of its portfolio,
                                            Municipal Obligations Fund

ATTEST:  /S/ GAIL CAGNEY                    /S/ JOHN W. MCGONIGLE

         Title:  Assistant Secretary        Title: Executive Vice President

                                            MONEY MARKET OBLIGATIONS

                                            TRUST, on behalf of its portfolio,

                                            Municipal Obligations Fund

ATTEST:  /S/ GAIL CAGNEY                    /S/ JOHN W. MCGONIGLE

         Title:  Assistant Secretary        Title: Executive Vice President




                                 APPENDIX II - A

        Set forth below is a comparison of the investment policies and restrictions of the Municipal Fund and the New Municipal Fund:

                 FUNDAMENTAL INVESTMENT POLICIES AND LIMITATIONS

PAYMENT OF EXEMPT INTEREST INCOME

     MUNICIPAL FUND: "As a fundamental investment policy, at least 80% of the Fund's annual interest income will be exempt from federal regular income tax."

     NEW MUNICIPAL FUND: "As a fundamental investment policy, at least 80% of the Fund's annual interest income will be exempt from federal regular income tax."

INVESTMENTS IN MUNICIPAL SECURITIES

     MUNICIPAL FUND: "Without approval of the holders of a majority of the Fund's outstanding Shares, the Fund may not change its policy of investing at least 80% of its total assets (except during temporary defensive periods) in Municipal Securities."

     NEW MUNICIPAL FUND: The New Municipal Fund is subject to a NON-fundamental investment policy that provides: "Under normal market conditions, the Fund will invest at least 80% of its total assets in Municipal Securities."

DIVERSIFICATION OF INVESTMENTS

MUNICIPAL FUND: "The Fund may not purchase securities of any one issuer if as a result more than 5% of the value of the Fund's assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation and provided that there is no limitation with respect to investments in U.S. government securities."

NEW MUNICIPAL FUND: "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer."

CONCENTRATION OF INVESTMENTS

MUNICIPAL FUND: "The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects (unless the Fund is in a temporary defensive position), provided that there is no limitation with respect to investments in U.S. government securities."

NEW MUNICIPAL FUND: "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments are not deemed to constitute an industry. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. As a non-fundamental operating policy, the Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry."

INVESTING IN REAL ESTATE

     MUNICIPAL FUND: "The Fund may not purchase or sell real estate or real estate limited partnerships, provided that the Fund may purchase securities of issuers which invest in real estate or interests therein."

NEW MUNICIPAL FUND: "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

UNDERWRITING SECURITIES

     MUNICIPAL FUND: "The Fund may not act as an underwriter of securities, except insofar as the Fund may be deemed an underwriter under applicable securities laws in selling portfolio securities."

NEW MUNICIPAL FUND: "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

INVESTING IN COMMODITIES

MUNICIPAL FUND:  "The Fund may not purchase or sell commodities contracts."

     NEW  MUNICIPAL   FUND:   "The  Fund  may  not  purchase  or  sell  physical
commodities, provided that the Fund may purchase securities of companies that deal in commodities."

INVESTING IN MINERALS

     MUNICIPAL FUND: "The Fund may not invest in oil, gas or mineral exploration or development programs or in mineral leases."

     NEW MUNICIPAL FUND: The New Municipal Fund is not subject to a fundamental investment limitation regarding investing in minerals.

ISSUING SENIOR SECURITIES, BORROWING MONEY AND PLEDGING ASSETS

MUNICIPAL FUND: "The Fund may not borrow money, except that the Fund may: (i) borrow money for temporary or emergency purposes (not for leveraging or investment) from banks or, subject to specific authorization by the SEC, from funds advised by the adviser or an affiliate of the adviser; and (ii) engage in reverse repurchase agreements, provided that (i) and (ii) in combination do not exceed one-third of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may not mortgage, pledge, or hypothecate its assets except in connection with such borrowings and reverse repurchase agreements and then only in amounts not exceeding one-third of the value of the Fund's total assets. Additional investments will not be made when borrowings exceed 5% of the Fund's assets."

NEW MUNICIPAL FUND: "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act." The New Municipal Fund is subject to a NON-fundamental investment limitation pertaining to pledging assets that provides: "The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

LENDING CASH OR SECURITIES

MUNICIPAL FUND: "The Fund may not make loans, except that the Fund may: (i) purchase or hold debt obligations in accordance with its investment objective and policies; (ii) enter into repurchase agreements for securities; (iii) lend portfolio securities; and (iv) subject to specific authorization by the SEC, lend money to other funds advised by the adviser or an affiliate of the adviser."

NEW MUNICIPAL FUND: "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

               NON-FUNDAMENTAL INVESTMENT POLICIES AND LIMITATIONS

PERMISSIBLE INVESTMENTS

     MUNICIPAL FUND: "The Fund invests in a portfolio of high quality tax exempt securities maturing in 13 months or less."

     NEW MUNICIPAL FUND: "The Fund invests in a portfolio of high quality tax exempt securities maturing in 397 days or less."

INVESTING IN TAX EXEMPT SECURITIES

     MUNICIPAL FUND: "In order to enhance yield, the Fund's Adviser will seek to invest a significant portion of the portfolio in tax exempt securities subject to the alternative minimum tax."

     NEW MUNICIPAL FUND: The New Municipal Fund is subject to an identical non-fundamental investment policy.

INVESTMENT RATINGS

     MUNICIPAL FUND: "The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized rating services or be of comparable quality to securities having such ratings."

     NEW MUNICIPAL FUND: The New Municipal Fund is subject to an identical non-fundamental investment policy.

TEMPORARY DEFENSIVE INVESTMENTS

     MUNICIPAL FUND: "During adverse market conditions, the Fund may temporarily depart from its principal investment strategies by investing in securities subject to federal regular income tax. Temporary investments will be of comparable quality to other securities in which the Fund invests."

     NEW MUNICIPAL FUND: The New Municipal Fund is subject to an identical non-fundamental investment policy.

INVESTING IN ILLIQUID SECURITIES

     MUNICIPAL FUND: "The Fund will not invest more than 10% of the value of its net assets in illiquid securities including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice."

NEW MUNICIPAL FUND: "The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund's net assets."

SELLING SHORT AND BUYING ON MARGIN

     MUNICIPAL FUND: "The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as are necessary for clearance of transactions."

NEW MUNICIPAL FUND: The Fund is not subject to an investment limitation regarding selling securities short. The Fund is subject to an investment limitation relating to margin transactions that states: "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities."

INVESTING IN OPTIONS

     MUNICIPAL FUND: "The Fund will not invest in puts, calls, straddles, spreads, or any combination of them."

     NEW MUNICIPAL FUND: The New Municipal Fund is not subject to a comparable investment policy pertaining to these investments.

REGULATORY COMPLIANCE

MUNICIPAL FUND: "The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the Fund's prospectus and Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. For example, with limited exceptions, Rule 2a-7 prohibits the investment of more than 5% of the Fund's total assets in the securities of any one issuer, although the Fund's investment limitation only requires such 5% diversification with respect to 75% of its assets. The Fund will invest more than 5% of its assets in any one issuer only under the circumstances permitted by Rule 2a-7. The Fund will also determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by nationally recognized rating services, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders."

     NEW MUNICIPAL FUND: The New Municipal Fund is subject to an identical operating policy.

                                 APPENDIX II - B

        Set forth below is a comparison of the investment policies and restrictions of the Prime Cash Fund and the New Prime Cash Fund:

                 FUNDAMENTAL INVESTMENT POLICIES AND LIMITATIONS

DIVERSIFICATION OF INVESTMENTS

PRIME CASH FUND: "The Fund may not purchase securities of any one issuer if as a result more than 5% of the value of the Fund's assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation and provided that there is no limitation with respect to investments in U.S. government securities."

NEW PRIME CASH FUND: "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer."

CONCENTRATION OF INVESTMENTS

PRIME CASH FUND: "The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry (unless the Fund is in a temporary defensive position), provided that there is no limitation with respect to investments in U.S. government securities or, in bank instruments issued by domestic banks."

NEW PRIME CASH FUND: "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments are not deemed to constitute an industry. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. As a non-fundamental operating policy, the Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry."

INVESTING IN REAL ESTATE

     PRIME CASH FUND: "The Fund may not purchase or sell real estate or real estate limited partnerships, provided that the Fund may purchase securities of issuers which invest in real estate or interests therein."

NEW PRIME CASH FUND: "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

UNDERWRITING SECURITIES

     PRIME CASH FUND: "The Fund may not act as an underwriter of securities, except insofar as the Fund may be deemed an underwriter under applicable securities laws in selling portfolio securities."

NEW PRIME CASH FUND: "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

INVESTING IN COMMODITIES

PRIME CASH FUND:  "The Fund may not purchase or sell commodities contracts."

     NEW PRIME CASH FUND: "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."

INVESTING IN MINERALS

     PRIME CASH FUND: "The Fund may not invest in oil, gas or mineral exploration or development programs or in mineral leases."

     NEW PRIME CASH FUND: The New Prime Cash Fund is not subject to a fundamental investment limitation regarding investing in minerals.

ISSUING SENIOR SECURITIES, BORROWING MONEY AND PLEDGING ASSETS

PRIME CASH FUND: "The Fund may not borrow money, except that the Fund may: (i) borrow money for temporary or emergency purposes (not for leveraging or investment) from banks or, subject to specific authorization by the SEC, from funds advised by the adviser or an affiliate of the adviser; and (ii) engage in reverse repurchase agreements, provided that (i) and (ii) in combination do not exceed one-third of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may not mortgage, pledge, or hypothecate its assets except in connection with such borrowings and reverse repurchase agreements and then only in amounts not exceeding one-third of the value of the Fund's total assets. Additional investments will not be made when borrowings exceed 5% of the Fund's assets."

NEW PRIME CASH FUND: "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act." The New Prime Cash Fund is subject to a NON-fundamental investment limitation pertaining to pledging assets that provides: "The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

LENDING CASH OR SECURITIES

PRIME CASH FUND: "The Fund may not make loans, except that the Fund may: (i) purchase or hold debt obligations in accordance with its investment objective and policies; (ii) enter into repurchase agreements for securities; (iii) lend portfolio securities as described in the prospectus; and (iv) subject to specific authorization by the SEC, lend money to other funds advised by the adviser or an affiliate of the adviser."

NEW PRIME CASH FUND: "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

               NON-FUNDAMENTAL INVESTMENT POLICIES AND LIMITATIONS

PERMISSIBLE INVESTMENTS

     PRIME CASH FUND: "The Fund invests in a portfolio of high quality fixed income securities maturing in 13 months or less."

     NEW PRIME CASH FUND: "The Fund invests in a portfolio of high quality fixed income securities maturing in 397 days or less."

INVESTMENT RATINGS

PRIME CASH FUND: "The Fund invests in high-quality money market instruments that are either rated in the highest short-term rating category by one or more nationally recognized statistical rating organizations or are of comparable quality to securities having such ratings."

     NEW PRIME CASH FUND: The New Prime Cash Fund is subject to an identical non-fundamental investment policy.

     ENGAGING IN REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND DELAYED DELIVERY TRANSACTIONS

     PRIME CASH FUND: The Prime Cash Fund is authorized to engage in repurchase agreements, reverse repurchase agreements and delayed delivery transactions.

NEW PRIME CASH FUND: The New Prime Cash Fund is authorized to engage in repurchase agreements, reverse repurchase agreements and delayed delivery transactions.

INVESTING IN ILLIQUID SECURITIES

PRIME CASH FUND: "The Fund will not invest more than 10% of the value of its net assets in illiquid securities including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice."

NEW PRIME CASH FUND: "The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund's net assets."

SELLING SHORT AND BUYING ON MARGIN

     PRIME CASH FUND: "The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as are necessary for clearance of transactions."

NEW PRIME CASH FUND: The New Prime Cash Fund is not subject to an investment limitation regarding selling securities short. The New Prime Cash Fund is subject to an investment limitation relating to margin transactions that states:
"The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities."

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

     PRIME CASH FUND: The Fund is not subject to an investment policy pertaining to investing in securities of other investment companies.

     NEW PRIME CASH FUND: "The Fund may invest its assets in securities of other investment companies."

INVESTING IN OPTIONS

     PRIME CASH FUND: "The Fund will not invest in puts, calls, straddles, spreads, or any combination of them."

     NEW PRIME CASH FUND: The New Prime Cash Fund is not subject to a comparable investment limitation pertaining to investing in options.

INVESTING IN NEW ISSUERS

     PRIME CASH FUND: "The Fund will not invest more than 15% of the value of its total assets in securities of companies (including predecessors) with less than three years of continuous operation."

     NEW PRIME CASH FUND: The New Prime Cash Fund is not subject to a comparable investment limitation pertaining to investing in new issuers.

REGULATORY COMPLIANCE

PRIME CASH FUND: "The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the Fund's prospectus and Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. For example, with limited exceptions, Rule 2a-7 prohibits the investment of more than 5% of the Fund's total assets in the securities of any one issuer, although the Fund's investment limitation only requires such 5% diversification with respect to 75% of its assets. The Fund will invest more than 5% of its assets in any one issuer only under the circumstances permitted by Rule 2a-7. The Fund will also determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by nationally recognized rating services, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders."

     NEW PRIME CASH FUND: The New Prime Cash Fund is subject to an identical operating policy.





                                 APPENDIX II - C

        Set forth below is a comparison of the investment policies and restrictions of Prime Value Fund and the New Prime Value Fund:

                 FUNDAMENTAL INVESTMENT POLICIES AND LIMITATIONS

DIVERSIFICATION OF INVESTMENTS

PRIME VALUE FUND: "The Fund may not purchase securities of any one issuer if as a result more than 5% of the value of the Fund's assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation and provided that there is no limitation with respect to investments in U.S. government securities."

NEW PRIME VALUE FUND: "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer."

CONCENTRATION OF INVESTMENTS

PRIME VALUE FUND: "The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except that the Fund intends to invest 25% or more of the value of its total assets in obligations of issuers in the banking industry or in obligations, such as repurchase agreements, secured by such obligations; provided that there is no limitation with respect to investments in U.S. government securities or, in bank instruments issued or enhanced by approved banks."

NEW PRIME VALUE FUND: "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, except that the Fund intends to invest 25% or more of the value of its total assets in obligations of issuers in the banking industry or in obligations, such as repurchase agreements, secured by such obligations. Government securities, municipal securities and bank instruments are not deemed to constitute an industry. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. As a non-fundamental operating policy, the Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry."

INVESTING IN REAL ESTATE

     PRIME VALUE FUND: "The Fund may not purchase or sell real estate or real estate limited partnerships, provided that the Fund may purchase securities of issuers which invest in real estate or interests therein."

NEW PRIME VALUE FUND: "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

UNDERWRITING SECURITIES

     PRIME VALUE FUND: "The Fund may not act as an underwriter of securities, except insofar as the Fund may be deemed an underwriter under applicable securities laws in selling portfolio securities."

NEW PRIME VALUE FUND: "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

INVESTING IN COMMODITIES

PRIME VALUE FUND:  "The Fund may not purchase or sell commodities contracts."

     NEW PRIME VALUE FUND: "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."

INVESTING IN MINERALS

     PRIME VALUE FUND: "The Fund may not invest in oil, gas or mineral exploration or development programs or in mineral leases."

     NEW PRIME VALUE FUND: The New Prime Value Fund is not subject to a fundamental investment limitation regarding investing in minerals.

ISSUING SENIOR SECURITIES, BORROWING MONEY AND PLEDGING ASSETS

PRIME VALUE FUND: "The Fund may not borrow money, except that the Fund may: (i) borrow money for temporary or emergency purposes (not for leveraging or investment) from banks or, subject to specific authorization by the SEC, from funds advised by the adviser or an affiliate of the adviser; and (ii) engage in reverse repurchase agreements, provided that (i) and (ii) in combination do not exceed one-third of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may not mortgage, pledge, or hypothecate its assets except in connection with such borrowings and reverse repurchase agreements and then only in amounts not exceeding one-third of the value of the Fund's total assets. Additional investments will not be made when borrowings exceed 5% of the Fund's assets."

NEW PRIME VALUE FUND: "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act." The New Prime Value Fund is subject to a NON-fundamental investment limitation pertaining to pledging assets that provides: "The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

LENDING CASH OR SECURITIES

PRIME VALUE FUND: "The Fund may not make loans, except that the Fund may: (i) purchase or hold debt obligations in accordance with its investment objective and policies; (ii) enter into repurchase agreements for securities; (iii) lend portfolio securities as described in the prospectus; and (iv) subject to specific authorization by the SEC, lend money to other funds advised by the adviser or an affiliate of the adviser."

NEW PRIME VALUE FUND: "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

               NON-FUNDAMENTAL INVESTMENT POLICIES AND LIMITATIONS

PERMISSIBLE INVESTMENTS

     PRIME VALUE FUND: "The Fund invests in a portfolio of high quality fixed income securities maturing in 13 months or less."

     NEW PRIME VALUE FUND: "The Fund invests in a portfolio of high quality fixed income securities maturing in 397 days or less."

INVESTMENT RATINGS

     PRIME VALUE FUND: "The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized rating services or be of comparable quality to securities having such ratings."

     NEW PRIME VALUE FUND: The New Prime Value Fund is subject to an identical non-fundamental investment policy.

     ENGAGING IN REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND DELAYED DELIVERY TRANSACTIONS

     PRIME VALUE FUND: The Prime Value Fund is authorized to engage in repurchase agreements, reverse repurchase agreements and delayed delivery transactions.

NEW PRIME VALUE FUND: The New Prime Value Fund is authorized to engage in repurchase agreements, reverse repurchase agreements and delayed delivery transactions.

INVESTING IN ILLIQUID SECURITIES

PRIME VALUE FUND: "The Fund will not invest more than 10% of the value of its net assets in illiquid securities including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice."

NEW PRIME VALUE FUND: "The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund's net assets."

SELLING SHORT AND BUYING ON MARGIN

     PRIME VALUE FUND: "The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as are necessary for clearance of transactions."

NEW PRIME VALUE FUND: The New Prime Value Fund is not subject to an investment limitation regarding selling securities short. The New Prime Value Fund is subject to an investment limitation relating to margin transactions that states:
"The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities."

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

     PRIME VALUE FUND: The Fund is not subject to an investment policy pertaining to investing in securities of other investment companies.

     NEW PRIME VALUE FUND: "The Fund may invest its assets in securities of other investment companies."

INVESTING IN OPTIONS

     PRIME VALUE FUND: "The Fund will not invest in puts, calls, straddles, spreads, or any combination of them."

     NEW PRIME VALUE FUND: The New Prime Value Fund is not subject to a comparable investment limitation pertaining to investing in options.

INVESTING IN NEW ISSUERS

     PRIME VALUE FUND: "The Fund will not invest more than 15% of the value of its total assets in securities of companies (including predecessors) with less than three years of continuous operation."

     NEW PRIME VALUE FUND: The New Prime Value Fund is not subject to a comparable investment limitation pertaining to investing in new issuers.

REGULATORY COMPLIANCE

PRIME VALUE FUND: "The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the Fund's prospectus and Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. For example, with limited exceptions, Rule 2a-7 prohibits the investment of more than 5% of the Fund's total assets in the securities of any one issuer, although the Fund's investment limitation only requires such 5% diversification with respect to 75% of its assets. The Fund will invest more than 5% of its assets in any one issuer only under the circumstances permitted by Rule 2a-7. The Fund will also determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by nationally recognized rating services, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders."

     NEW PRIME VALUE FUND: The New Prime Value Fund is subject to an identical operating policy.